UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  April 4, 2024

AULT ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AULT	NYSE American
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	AULT PRD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION; CHANGE IN FISCAL YEAR

Certificate of Increase to Certificate of Designations of Preferences, Rights and Limitations of Series C Convertible Preferred Stock

As previously reported on Current Report Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on November 7, 2023, on November 6, 2023 (the “Execution Date”), Ault Alliance, Inc., a Delaware corporation (the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with Ault & Company, Inc., a Delaware corporation (the “Purchaser”), pursuant to which the Company agreed to sell to the Purchaser up to 50,000 shares of Series C convertible preferred stock (the “Series C Convertible Preferred Stock”), and warrants (the “Series C Warrants”) to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) for a total purchase price of up to $50,000,000.00 (the “Financing”).

As previously reported on Current Report Form 8-K filed with the Commission on March 26, 2024, on March 25, 2024 the Company and the Purchaser entered into an amendment (the “Amendment”) that amends (i) the Agreement, (ii) the Certificate of Designation of Preferences, Rights and Limitations of the Series C Convertible Preferred Stock (the “COD”) and (iii) the number of Series C Warrants, to provide for (A) an increase in the Financing (as defined below) from $50,000,000.00 to $75,000,000.00 and (B) an extension of the date to closing the final tranche of the Financing.

On April 3, 2024, the Company filed a Certificate of Increase (the “Certificate”), for the Series C Convertible Preferred Stock with the Secretary of State of the State of Delaware). The Series Certificate Amendment was approved on April 3, 2024, by an affirmative vote of the holder of the Series C Convertible Preferred Stock outstanding as of such date and by the unanimous affirmative vote of the board of directors of the Company on March 21, 2024. The Certificate became effective upon filing with the Secretary of State of the State of Delaware.

Pursuant to the Certificate, the number of shares of preferred stock designated as the Series C Convertible Preferred Stock was increased from 50,000 to 75,000.

The foregoing description of the Certificate does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
3.1	Certificate of Increase to Certificate Designations of Preferences, Rights and Limitations of Series C Convertible Preferred Stock

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AULT ALLIANCE, INC.

Dated: April 4, 2024	/s/ Henry Nisser
Henry Nisser President and General Counsel